Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) IN ACCORDANCE WITH RULE 905 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), UPON REQUEST OF THE COMPANY, THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

WARRANT TO PURCHASE COMMON SHARES
OF
AMERICAN NATURAL ENERGY CORPORATION
(Incorporated under the laws of State of Oklahoma)

Warrant Certificate No: W-08-2012-01

THIS IS TO CERTIFY THAT, for value received, Palo Verde Acquisitions, LLC., the holder of this Warrant, is entitled to purchase:

20,000,000

non-assessable common shares of American Natural Energy Corporation (hereinafter called the "Company") as such shares were constituted on August 13, 2012 at any time up to 4:30 p.m. local time at the City of Tulsa, Oklahoma on August 13, 2014 at and for a price of US $0.23 per share, of lawful money of the United States, upon and subject to the terms and conditions attached hereto.

This Warrant may not be transferred or assigned by the holder.

This Warrant and the common shares to be issued upon its exercise have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States. This Warrant may not be exercised unless (i) the common shares are registered under the U.S. Securities Act and the applicable laws of any such state, or, (ii) an exemption from such registration requirements is available. "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

This Warrant may be exercised only at the offices of the Company, Suite 2010, 6100 South Yale Avenue, Tulsa, Oklahoma, 74136.

AMERICAN NATURAL ENERGY CORPORATION

Per:	/s/ Michael Paulk
Director/Officer

DATE:	August 13, 2012

NOTE:	Any share certificates issued upon exercise of this Warrant prior to the expiry of the hold periods will be printed with the corresponding legends.

TERMS, CONDITIONS AND INSTRUCTIONS

1.

The holder of this Warrant may subscribe for up to the number of shares of the Company ("Warrant Shares") indicated on the face hereof in accordance with and subject to the terms and conditions set out in this Warrant.

2.

For each Warrant Share purchased pursuant to this Warrant on or before August 13, 2014, payment must be made in the amount of US$0.23 per share (the "Exercise Price"). All payments must be made in United States funds, in cash or by certified check, bank draft or money order payable, at par, in Tulsa, Oklahoma to "American Natural Energy Corporation" If payment is made by way of an uncertified check, the Company reserves the right to deem that the payment has not been received until the check has cleared the account upon which it has been drawn.

3.

To exercise the rights evidenced by this Warrant, this Warrant with the Warrant Exercise Form attached hereto completed and payment as required for the shares subscribed for, must be delivered or mailed to the Company, Suite 2010, 6100 South Yale Avenue, Tulsa, Oklahoma, 74136 and received by such company.

4.	The rights evidenced by this Warrant expire at 4:30 p.m. local time in Tulsa, Oklahoma, on August 13, 2014.

5.

Any certificate representing common shares issued upon the exercise of this Warrant will bear the following legends, unless in the opinion of counsel to the Company such legend or legends are not required:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (four months and 1 day from issue date).

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL (four months and 1 day from issue date).

6.

The certificates representing any Warrant Shares issued upon exercise of the Warrants, as well as all certificates issued in exchange for or in substitution of the foregoing, until, in the opinion of counsel to the Company, such time as is no longer required under the applicable requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or applicable state securities laws, will bear, on the face of such certificate, the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) IN ACCORDANCE WITH RULE 905 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), UPON REQUEST OF THE COMPANY, THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.

7.	The rights evidenced by this Warrant may not be transferred or assigned.

8.

The rights to purchase Warrant Shares granted by this certificate may be exercised, subject to the terms and conditions hereof, in whole or in part (but not as to a fractional share) from time to time.

9.	This Warrant does not entitle the holder to any rights as a shareholder of the Company, including, without limitation, voting rights.

10.

If this Warrant or the purchase price are forwarded by mail, it is suggested that registered mail be used as the Company and Computershare Investor Services Inc. will not be responsible for any losses which occur through the use of mails.

10.

The Company shall, no more than five business days after delivery of this Warrant, together with a duly executed Warrant Exercise Form and payment as required hereby for the shares subscribed for, issue and deliver to the holder certificates for that number of shares subscribed for, at the address shown on the Warrant Exercise Form.

11.	(a)	If, prior to the expiry of this Warrant, the Company,

(i)	subdivides, redivides, combines or consolidates its then outstanding common shares into a greater or lesser number of common shares, or

(ii)

distributes securities by way of stock dividend or otherwise (other than the issuance of common shares to holders of common shares who have elected to receive stock dividends in lieu of cash dividends) to holders of all or substantially all of its then outstanding common shares,

(any of such events herein called a "Common Share Reorganization"), then the Exercise Price shall be adjusted effective immediately after the record date determined for purposes, on the effective date, of such Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction, the numerator of which shall be the number of common shares outstanding on such record date or effective date, as the case may be, before giving effect to the Common Share Reorganization and the denominator of which shall be the number of common shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of common shares that would be outstanding if such securities were exchanged for or converted into common shares. From and after any adjustment of the Exercise Price pursuant to this section 11(a), the number of common shares issuable pursuant to this Warrant shall also be adjusted by multiplying the number of common shares then otherwise issuable by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)

If, prior to the expiry of this Warrant, the Company fixes a record date for the issue of options, rights or warrants exercisable during a period expiring not more than 45 days after the record date for such issue (the "Rights Period") to all or substantially all the holders of common shares entitling them to acquire common shares or other securities convertible or exchangeable into common shares at less than 95% of their Current Market Price (as hereinafter defined) (any of such events herein called a "Rights Offering"), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately after such record date by a fraction,

(i)	the numerator of which shall be the aggregate of:

	(1)	the number of common shares outstanding as of the record date for the Rights Offering; and

	(2)	a number determined by dividing either

		(A)	the product of the number of common shares issued or subscribed for during the Rights Period and the price at which such common shares are offered, or

(B)

the product of the exchange or conversion price of such securities offered and the number of common shares for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by the Current Market Price of the common shares on the record date for the Rights Offering; and

(ii)

the denominator of which shall be the number of common shares outstanding after giving effect to the Rights Offering, including the number of common shares actually issued or subscribed for (or securities for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted) during the Rights Period.

If the holder has exercised this Warrant at any time during the period commencing immediately after the record date for a Rights Offering and expiring on the last day of the Rights Period, the holder shall be entitled to receive from the Company, not later than 30 days after the end of the Rights Period, an amount equal to the difference, if any, between the Exercise Price in effect immediately prior to the end of such Rights Period and the Exercise Price as adjusted for such Rights Offering pursuant to this section 11(b) multiplied by the number of common shares acquired upon such exercise of this Warrant. Payment of any such amount shall be mailed to the address to which the common shares purchased upon such exercise are to be sent.

(c)

If, prior to the expiry of this Warrant, the Company distributes evidences of its indebtedness or any property or other assets (other than by way of a Common Share Reorganization or Rights Offering and excluding cash dividends paid in the ordinary course) to holders of all or substantially all of its then outstanding common shares, the number of common shares to be issued by the Company under this Warrant shall, at the time of exercise, be appropriately adjusted and the holder shall receive, in lieu of the number of common shares in respect of which the right is then being exercised, the aggregate number of common shares or other securities or property that the holder would have been entitled to receive as a result of such event, if, on the record date therefor, the holder had been the registered holder of the number of common shares to which the holder was theretofore entitled upon the exercise of this Warrant.

(d)

If, prior to the expiry of this Warrant, there is a capital reorganization of the Company or a reclassification or other change in the common shares (other than a Common Share Reorganization) or a consolidation, merger or amalgamation of the Company with or into any other corporation or entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding common shares or a change of the common shares into other securities) or a transfer of all or substantially all of the Company's undertaking and assets to another corporation or entity in which the holders of common shares are entitled to receive shares, other securities or property (any of such events being called a "Capital Reorganization"), the holder, where the holder has not exercised this Warrant prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of common shares to which the holder was theretofore entitled to subscribe for and purchase, the aggregate number of shares or other securities or property which the holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of common shares to which the holder was theretofore entitled to acquire hereunder.

(e)	Any adjustments made pursuant to this section 11 shall be subject to the following rules and procedures:

(i)

the adjustments provided for in section 11 are cumulative and shall be made successively whenever an event referred to herein shall occur, provided no adjustment shall be made unless the cumulative effect of all such adjustments would change the Exercise Price by at least one percent of the current Exercise Price or if the holder is allowed to participate in the specified event as though the holder had exercised this Warrant prior to such occurrence of such event;

(ii)

if the Company sets a record date to take any action and thereafter and before taking such action abandons its plan to take such action, then no adjustment to the Exercise Price shall be required by reason of setting such record date;

(iii)

forthwith after any adjustment to the Exercise Price, the number of common shares or the type of securities issuable pursuant to this Warrant, the Company shall provide to the holder notice as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

(iv)

upon the occurrence of each and every event set out in this section 11, the provisions of this Warrant, including the Exercise Price, shall ipso facto be deemed to be amended accordingly and the Company shall take all necessary action to comply with such provisions as so amended;

(v)

"Current Market Price" of the common shares at any date means the weighted average trading price per share for the common shares for any 20 consecutive trading days (a "trading day" with respect to a stock exchange, quotation system or the over-the-counter market being a day on which such stock exchange, quotation system or over-the-counter market is open for business) selected by the Company commencing not more than 30 trading days and ending not less than three trading days before such date on such stock exchange or over-the-counter market on which the common shares trade (provided that if on any day in such period no closing price per share for the common shares is reported by such exchange for such day, the average of the reported closing bid and asked prices on such exchange on such day shall be deemed to be the closing price per share for the common shares for such day). If the common shares are not listed on a recognized stock exchange or quoted on the over-the-counter market, the Current Market Price of the common shares shall be, at any time, the price per common share equal to the fair market value thereof as reasonably determined by the board of directors of the Company;

(vi)

if the Company after the date of issuance of this Warrant takes any action affecting the common shares, other than any action described in this section 11, which in the reasonable opinion of the directors would materially affect the rights of holders of this Warrant, the Exercise Price and the number of common shares which may be acquired upon the exercise of this Warrant shall be adjusted by the directors in such manner and at such time as the directors in their sole discretion may determine to be equitable in the circumstances; provided that no such adjustment will be made unless prior approval of any stock exchange on which the common shares are listed for trading has been obtained. Failure of the directors to make such an adjustment shall be prima facie evidence that the directors have determined that it is equitable to make no adjustment in the circumstances. If any such adjustment is made, the Company shall deliver a notice to the holder describing such adjustment;

(vii)

in case a state of facts exists to which the provisions of this section 11 are not strictly applicable, or, if strictly applicable, operate in an unclear manner or in a manner that would not fairly adjust the rights of the holder against dilution in accordance with the intent and purposes of this section 11, the Company shall execute and deliver to the holder an amendment to this section 11 providing for an adjustment in the application of such provisions so as to adjust such rights in accordance with the advice of legal counsel to whom the Company may refer any such question. The Company shall refer such question to legal counsel upon the written request of the holder, acting reasonably;

(viii)

in the event of any question arising with respect to the adjustments provided in section 11, such question shall be conclusively determined by a firm of chartered accountants appointed by the Company, acting reasonably (who may be the Company's auditors), such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the holder;

(ix)

as a condition precedent to the taking of any action which would result in an adjustment to the number of common shares purchasable upon exercise of these Warrants, the Company shall take any corporate action which may be necessary in order that the common shares to which the holder is entitled on the full exercise of its exercise right in accordance with the provisions hereof shall be available for such purpose and that such common shares may be validly and legally issued as fully paid and non-assessable common shares;

(x)

if the issuance of any common shares upon the exercise of this Warrant requires any filing or registration with or approval of any governmental authority or compliance with any other requirement under any law before such shares may be validly issued upon such exercise, the Company agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be; provided that, in the event that such filing, registration, approval or compliance is required only by reason of the particular circumstances of or actions taken by any such person, the Company will not be required to take such action;

(xi)

the Company shall from time to time promptly after the occurrence of any event which requires an adjustment in the number of common shares purchasable upon exercise of this Warrant as above provided, deliver notice to the holder specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the adjusted number of common shares, method of calculation and the facts upon which such calculation is based; and

(xii)

the Company will not effect any Capital Reorganization which could result in a successor to the Company unless prior to or simultaneously with the consummation thereof, the entity succeeding the Company acknowledges in writing that it is bound by and will comply with the provisions set forth in this Warrant certificate.

12.

The Company will at all times before August 13, 2014 keep available, and reserve if necessary, out of its authorized shares, solely for the purpose of issue upon the exercise of this Warrant, such number of Warrant Shares of the Company as shall then be issuable upon the exercise of this Warrant. The Company covenants and agrees that all Warrant Shares which shall be so issuable will, upon issuance, be issued as fully paid and non-assessable and free from all liens, charges and encumbrances. The Company will use its commercially reasonable best efforts to maintain the listing of its common shares on the TSX Venture Exchange or another recognized stock exchange until the expiry date of this Warrant.

13.	This Warrant certificate is to be governed by and construed in accordance with the laws of the State of Oklahoma and the laws of United States applicable therein.

WARRANT EXERCISE FORM

The undersigned, holder of the within Warrant, hereby subscribes for 20,000,000 common shares of American Natural Energy Corporation (the "Company"), pursuant to a private placement conditionally approved by the TSX Venture Exchange on June 29, 2012. If the number of common shares purchased hereby does not exercise all of the rights evidenced by this Warrant, the holder requests issuance and delivery to it at the following address of a new Warrant evidencing the unused rights.

The undersigned directs that the common shares hereby subscribed for be issued and delivered to it as follows:

NAME	ADDRESS	NO. OF SHARES

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows (check one):

[ ]	(A)

the undersigned holder at the time of exercise of the Warrants is not in the United States, is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising the Warrants for the account or benefit of a U.S. person or person in the United States and did not execute or deliver this exercise form in the United States; OR

[ ]	(B)

(i) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or person in the United States, (ii) the holder is a resident of the jurisdiction referred to in the address appearing above, (iii) the holder was the original subscriber for the Warrant from the Company and (iv) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise of this Warrant, including specifically, the representations and warranties in Schedule D to the Subscription Agreement; OR

[ ]	(C)

if the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. Person or person in the United States, the undersigned holder either [ ] (i) is an "accredited investor" (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form and hereby makes the representations, warranties and acknowledgments as provided below OR [ ] (ii) has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the common shares to be delivered upon exercise of the Warrants, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

The undersigned additionally represents and warrants to the Company that:

1.

the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the common shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the common shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the common shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

2

3.

the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The undersigned also acknowledges and agrees that:

1.

the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned's investment decision to acquire the common shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the common shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such common shares directly or indirectly, unless:

	(a)	the sale is to the Company;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 905 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(d)

the common shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

3.

the common shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the common shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Company has no obligation to register any of the common shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.

the certificates representing the common shares (and any certificates issued in exchange or substitution for the common shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

3

6.	delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets,; and

7.

the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this ____ day of ______________, 20____.

_______________________________________________________
Signature

_______________________________________________________
Name (please print)

_______________________________________________________
Address

_______________________________________________________

Instructions:

1.

The registered holder may exercise its right to receive Warrant Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised together with payment of the aggregate Exercise Price, by certified check, bank draft or money order payable in U.S. dollars to the order of "American Natural Energy Corporation", to the Company, Suite 2010, 6100 South Yale Avenue, Tulsa, Oklahoma, 74136, and such other documents as the Company may reasonably require. Certificates for Warrant Shares will be delivered or mailed within five business days after the exercise of the Warrants. The rights of the registered warrant holder hereof cease if the Warrants are not exercised on or prior to August 13, 2014.

2.

If the Warrant Exercise Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder of the Warrant Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or medallion guaranteed by an investment dealer who is a member of a recognized stock exchange.

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3.

If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, attorney, officer of a Company or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of AMERICAN NATURAL ENERGY CORPORATION (the "Company") by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

____	(1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____	(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____	(3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____	(4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____	(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000, exclusive of the person’s primary residence;

____	(6)

Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

____	(7)	Any director or executive officer of the Issuer; or

____	(8)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.